UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2013

ITEM 1.                                                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2013

Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.
(HIO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	22

Statement of operations	23

Statements of changes in net assets	24

Financial highlights	25

Notes to financial statements	26

Board approval of management and subadvisory agreements	43

Additional shareholder information	50

Dividend reinvestment plan	51

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Opportunity Fund Inc. for the six-month reporting period ended March 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 42.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 26, 2013

Western Asset High Income Opportunity Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended March 31, 2013 (the “reporting period”), but it did so in fits and starts. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. The reporting period then ended on a positive note, as the U.S. Department of Commerce’s initial estimate for first quarter 2013 GDP growth was 2.5%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.2% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February and 7.6% in March, the lowest level since December 2008. However, the decline in March was partially due to people leaving the workforce. In addition, the number of longer-term unemployed continues to be a headwind for the economy, as nearly 40% of the 11.7 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales slipped 0.6% on a seasonally adjusted basis in March 2013 versus the previous month, but were 10.3% higher than in March 2012. In addition, the NAR reported that the median existing-home price for all housing types was $184,300 in March 2013, up 11.8% from March 2012. This marked the thirteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose modestly in March to a 4.7 month supply at the current sales pace, it was 16.8% lower than in March 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the U.S. manufacturing sector expanded for the second straight month in October 2012, with a reading of 51.7 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then fell to contraction territory with a reading of 49.5 in November. However, manufacturing expanded over the next four months, with the PMI at 51.3 in March 2013. During March, 14 of the 18 industries within the PMI expanded.

IV	Western Asset High Income Opportunity Fund Inc.

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting in March 2013, the Fed said it would continue its asset purchase program. It also stated that “When the Committee decides to begin to remove policy accommodation, it will take a balanced approach consistent with its longer-run goals of maximum employment and inflation of 2%.”

Q. Did Treasury yields trend higher or lower during the six months ended March 31, 2013?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.23%, matching its low over the six months ended March 31, 2013. It rose as high as 0.32% on October 22 and ended the period at 0.25%. The yield on the ten-year Treasury began the period at 1.65%. Ten-year Treasuries hit a low of 1.58% in mid-November 2012 and peaked at 2.07% on March 11, 2013, before ending the period at 1.87%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. However, the majority of spread sectors outperformed equal-durationv Treasuries given generally solid demand from investors looking to generate incremental yield in the low interest rate environment. For the six months ended March 31, 2013, the Barclays U.S. Aggregate Indexvi returned 0.09%.

Q. How did the high-yield market perform over the six months ended March 31, 2013?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap

Western Asset High Income Opportunity Fund Inc.	V

Indexvii, posted positive returns during all six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. All told, the high-yield market gained 6.28% for the six months ended March 31, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated mixed results during the six months ended March 31, 2013. After rising during the first half of the reporting period, the asset class declined over the second half of the period. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 0.95% over the six months ended March 31, 2013.

Performance review

For the six months ended March 31, 2013, Western Asset High Income Opportunity Fund Inc. returned 7.92% based on its net asset value (“NAV”)ix and -0.44% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index returned 6.28% for the same period. The Lipper High Yield Closed-End Funds Category Averagex returned 8.07% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.25 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2013. Past performance is no guarantee of future results.

Performance Snapshot

as of March 31, 2013 (unaudited)

Price Per Share	6-Month Total Return*
$6.50 (NAV)	7.92%†
$6.37 (Market Price)	-0.44%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*            Total returns are based on changes in NAV or market price, respectively.

†             Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡            Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

VI	Western Asset High Income Opportunity Fund Inc.

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 26, 2013

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. The Fund invests in high-yield debt securities, which are subject to greater risks than investments in higher-rated bonds, such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed-income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†       The bar graph above represents the composition of the Fund’s investments as of March 31, 2013 and September 30, 2012 and does not include derivatives, such as written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡       Represents less than 0.1%.

2	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — March 31, 2013

Total Spread Duration

HIO             — 2.90 years

Benchmark — 4.09 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

__________________________

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — March 31, 2013

Total Effective Duration

HIO	— 3.39 years
Benchmark	— 4.04 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

__________________________

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

4	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited)

March 31, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 86.1%
Consumer Discretionary — 16.3%
Auto Components — 0.2%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	430,000		$447,200
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	300,000	EUR	407,629	(a)
Total Auto Components					854,829
Automobiles — 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,860,000		2,085,525
Escrow GCB General Motors	—	—	2,125,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	825,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	2,540,000		0	*(b)(c)(d)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	480,000		553,200	(a)
Total Automobiles					2,638,725
Diversified Consumer Services — 1.0%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	890,000		993,462	(a)
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Secured Notes	9.750%	4/1/21	1,160,000		1,154,200	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,160,000		1,293,400
ServiceMaster Co., Senior Notes	8.000%	2/15/20	290,000		312,475
ServiceMaster Co., Senior Notes	7.000%	8/15/20	1,100,000		1,144,000	(a)
Total Diversified Consumer Services					4,897,537
Hotels, Restaurants & Leisure — 6.2%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	1,070,000		1,147,575	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,195,533		1,134,664	(a)(b)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	220,000		234,438
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,565,000		1,635,425	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,684,000		2,455,860
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	270,000		251,775
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,220,000		1,303,875
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	90,000		91,013	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,270,000		1,436,687

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	5

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,550,000	$1,596,500	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,190,000	1,326,850	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,182,943	1,271,664	(a)(e)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	445,000	834	(a)(f)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,470,000	1,389,150	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	680,000	715,700	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,200,000	1,299,000	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,157,764	1,273,540	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,270,000	1,326,356
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	60,000	65,400	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	2,950,000	2,920,500	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,586,000	1,800,110
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	715,000	761,475
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	335,000	367,663	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,770,000	1,924,875
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	2,860,000	2,865,362	(a)
Total Hotels, Restaurants & Leisure				30,596,291
Household Durables — 0.4%
RSI Home Products Inc., Secured Notes	6.875%	3/1/18	520,000	530,400	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,370,000	1,500,150	(a)
Total Household Durables				2,030,550
Media — 5.8%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	480,000	529,200
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	900,000	959,625
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,800,000	3,143,000
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	1,060,000	805,600	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	900,000	954,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	410,000	429,475	(a)

See Notes to Financial Statements.

6	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	870,000		$912,412
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	120,000		124,650
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,060,000		1,261,400
DISH DBS Corp., Senior Notes	6.750%	6/1/21	510,000		568,650
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	970,000		1,057,300	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,500,000		1,606,875
LBI Media Inc., Senior Secured Notes	10.000%	4/15/19	470,000		437,100	(a)
Lynx II Corp., Senior Notes	6.375%	4/15/23	2,480,000		2,610,200	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,800,000		1,894,500	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,760,000		1,830,400	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	450,000		488,250	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,430,000		1,537,250	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,120,000		1,237,600	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	70,000		75,950	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,810,000	EUR	2,309,756	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	675,000		756,844	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,250,000	EUR	3,071,635	(a)
Total Media					28,601,672
Multiline Retail — 0.5%
Bon-Ton Department Stores Inc., Secured Notes	10.625%	7/15/17	1,720,000		1,730,750
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	113,000		114,130
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	300,000		311,250
Total Multiline Retail					2,156,130
Specialty Retail — 1.5%
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,150,000		1,167,250
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,970,000		1,970,000	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,110,000		1,996,587
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	801,000		840,057
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	250,000		260,000	(a)(e)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,050,000		1,152,375	(a)
Total Specialty Retail					7,386,269

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	7

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	730,000	$763,763	(a)
Total Consumer Discretionary				79,925,766
Consumer Staples — 2.0%
Food Products — 1.1%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,070,000	1,124,837	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	513,000	555,322	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	230,000	252,713
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,980,000	2,976,275	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	590,000	623,925	(a)
Total Food Products				5,533,072
Household Products — 0.4%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	330,000	349,800	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	580,000	630,750	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,250,000	1,265,625	(a)
Total Household Products				2,246,175
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,166,000	2,298,668
Total Consumer Staples				10,077,915
Energy — 12.7%
Energy Equipment & Services — 1.9%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	690,000	753,825
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	80,000	82,800
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,120,000	1,170,400
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	760,000	849,300	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	2,345,000	2,556,050	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,500,000	1,642,500
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	830,000	913,000	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,320,000	1,483,350
Total Energy Equipment & Services				9,451,225
Oil, Gas & Consumable Fuels — 10.8%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,740,000	1,818,300
Arch Coal Inc., Senior Notes	9.875%	6/15/19	620,000	638,600	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	470,000	492,325	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,430,000	1,526,525
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,990,000	3,363,750
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	700,000	750,750

See Notes to Financial Statements.

8	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	480,000	$526,800
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,220,000	1,303,875
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	560,000	590,800
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	410,000	424,350
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,010,000	1,111,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,410,000	1,568,625
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,071,428	1,916,071	(a)(b)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	540,000	587,250
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,710,000	1,821,150	(a)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	870,000	971,427
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	520,000	601,900
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	640,000	736,543	(g)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	1,020,000	1,073,550	(a)(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	750,000	713,437
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,460,000	1,620,600	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,020,000	1,104,150	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	500,000	548,750	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,260,000	1,430,100
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,060,000	1,118,300	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,020,000	1,076,100	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	430,000	471,925
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	169,000	183,365
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,530,000	1,201,050
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	540,000	425,250	(f)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,375,000	1,888,125	(f)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,070,000	1,134,200	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	470,000	505,250
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,195,000	1,362,300
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	230,000	257,313
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	400,000	437,000	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	3,035,000	3,110,875
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	100,000	110,000

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	9

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Samson Investment Co., Senior Notes	9.750%	2/15/20	3,040,000		$3,245,200	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	460,000		480,700
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	900,000		938,250
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	840,000		894,600	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	510,000		515,100	(a)
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000		4,648,253
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,180,000		1,569,600	(a)
Total Oil, Gas & Consumable Fuels					52,813,384
Total Energy					62,264,609
Financials — 8.1%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,100,000		1,236,536
Commercial Banks — 2.9%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,750,000		2,353,479	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,000,000		1,977,500
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	640,000		656,691
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,460,000		1,604,175	(a)(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,430,000		2,429,636	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,620,000		1,733,450	(a)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,090,000		1,144,500	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	860,000		886,118
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	390,000		439,772
Santander Issuances SAU, Notes	5.911%	6/20/16	1,000,000		1,053,819	(a)
Total Commercial Banks					14,279,140
Consumer Finance — 0.6%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,410,000		1,755,450
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	730,000	EUR	1,021,110	(a)
Total Consumer Finance					2,776,560
Diversified Financial Services — 3.1%
Bank of America Corp., Senior Notes	6.500%	8/1/16	350,000		403,395
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	2,648,000		2,866,460
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,670,000		1,703,400
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	820,000		935,825
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	3,810,000		4,600,575
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,580,000		1,939,450
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	910,000		1,010,100	(a)

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,240,000	$1,354,700
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	541,250	(a)(g)
Total Diversified Financial Services				15,355,155
Insurance — 1.0%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,465,000	1,902,222
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	770,000	789,250	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	6/30/13	410,000	397,700	(g)(h)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	810,000	947,700	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	590,000	744,875	(a)
Total Insurance				4,781,747
Real Estate Investment Trusts (REITs) — 0.3%
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,290,000	1,375,463
Total Financials				39,804,601
Health Care — 6.0%
Health Care Equipment & Supplies — 0.4%
Hologic Inc., Senior Notes	6.250%	8/1/20	620,000	662,625
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,090,000	1,087,275
Total Health Care Equipment & Supplies				1,749,900
Health Care Providers & Services — 4.8%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	780,000	959,400
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	650,000	674,375	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	2,160,000	2,403,000
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,205,000	4,268,075
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	940,000	1,036,350
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	850,000	926,500
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	700,000	805,000
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	280,000	320,600	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,920,000	2,208,000	(a)
HCA Inc., Debentures	7.500%	11/15/95	3,920,000	3,547,600
HCA Inc., Senior Secured Notes	7.875%	2/15/20	1,440,000	1,594,800
HCA Inc., Senior Secured Notes	7.250%	9/15/20	420,000	465,675
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	640,000	676,000
INC Research LLC, Senior Notes	11.500%	7/15/19	470,000	506,425	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	440,000	425,700	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	11

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,380,000	$1,445,550
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	770,000	868,175
US Oncology Inc. Escrow	—	—	1,015,000	25,375	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	605,000	646,594
Total Health Care Providers & Services				23,803,194
Health Care Technology — 0.5%
Merge Healthcare Inc., Senior Secured Notes	11.750%	5/1/15	2,500,000	2,670,312
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	890,000	940,619	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	490,000	518,787	(a)
Total Pharmaceuticals				1,459,406
Total Health Care				29,682,812
Industrials — 15.0%
Aerospace & Defense — 1.6%
Ducommun Inc., Senior Notes	9.750%	7/15/18	910,000	1,005,550
GenCorp Inc., Secured Notes	7.125%	3/15/21	690,000	731,400	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,580,000	2,850,900
Triumph Group Inc., Senior Notes	8.625%	7/15/18	800,000	893,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,105,000	2,215,513	(a)
Total Aerospace & Defense				7,696,363
Airlines — 1.5%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	607,880	638,275	(a)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	130,519	146,181
Continental Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	460,000	480,700
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	670,000	673,350
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	877,428	901,557
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	3,572,000	3,683,625	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	638,544	703,228
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	323,710	359,319
Total Airlines				7,586,235
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	920,000	936,100	(a)

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — continued
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	320,000	$340,000	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	830,000	908,850	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	500,000	548,750	(a)
Total Building Products				2,733,700
Commercial Services & Supplies — 2.8%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	91,000	81,445	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,605,000	1,849,550	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	1,920,000	1,924,800
JM Huber Corp., Senior Notes	9.875%	11/1/19	780,000	887,250	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,370,000	2,518,125
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	730,000	830,375
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,750,000	1,885,625	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,160,000	1,249,900	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,358,000	2,646,855
Total Commercial Services & Supplies				13,873,925
Construction & Engineering — 0.4%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	1,310,000	1,283,800	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	910,000	945,415	(b)(d)
Total Construction & Engineering				2,229,215
Electrical Equipment — 0.7%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	830,000	827,925	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	920,000	952,200	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,620,000	1,721,250	(a)
Total Electrical Equipment				3,501,375
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,170,000	1,332,338
Machinery — 1.1%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,550,000	2,664,750	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,140,000	1,268,250	(a)
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	680,000	727,600	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	800,000	854,000	(a)
Total Machinery				5,514,600

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	13

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Marine — 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,345,720	$1,261,613	(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	868,000	878,850
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,700,000	2,698,312
Total Marine				4,838,775
Road & Rail — 2.2%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,765,921	2,897,302	(e)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	2,194,000	2,369,520	(a)(d)
Kansas City Southern de Mexico SA de CV, Senior Notes	12.500%	4/1/16	681,000	723,563
Kansas City Southern de Mexico SA de CV, Senior Notes	8.000%	2/1/18	1,685,000	1,857,712
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,675,000	2,955,875
Total Road & Rail				10,803,972
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,200,000	1,309,500	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,620,000	1,790,100	(a)
Total Trading Companies & Distributors				3,099,600
Transportation — 2.0%
CMA CGM, Senior Notes	8.500%	4/15/17	2,830,000	2,646,050	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,600,000	1,700,000	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,190,000	1,190,000	(a)(e)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,690,000	2,871,575	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	180,000	192,150	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,190,000	1,230,162	(a)
Total Transportation				9,829,937
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	720,000	775,800	(a)
Total Industrials				73,815,835
Information Technology — 1.6%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	1,020,000	1,073,550	(a)
Computers & Peripherals — 0.5%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,500,000	2,596,877
Electronic Equipment, Instruments & Components — 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	888,000	1,016,760	(a)

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	900,000		$1,012,500
IT Services — 0.1%
First Data Corp., Secured Notes	8.250%	1/15/21	180,000		188,100	(a)
Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	300,000		273,750	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	617,000		637,053
Total Semiconductors & Semiconductor Equipment					910,803
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,120,000		1,162,000	(a)
Total Information Technology					7,960,590
Materials — 11.2%
Chemicals — 0.7%
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	1,160,000		1,226,700	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	955,000	EUR	1,141,781	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	420,000	EUR	608,474	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	320,000	EUR	463,599	(a)
Total Chemicals					3,440,554
Containers & Packaging — 3.8%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,130,000		1,257,125	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	560,000	EUR	778,853	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,770,000		1,960,275	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	460,000		473,800	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	210,000	EUR	270,535	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	1,080,000	EUR	1,429,392	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,120,000		1,176,000	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	2,060,000		2,245,400
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	1,180,000		1,246,375

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	15

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,890,000	$2,008,125
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,900,000	2,087,625
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.250%	2/15/21	1,170,000	1,209,487
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,260,000	2,406,900	(a)
Total Containers & Packaging				18,549,892
Metals & Mining — 5.7%
ArcelorMittal, Senior Notes	5.000%	2/25/17	810,000	848,413
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,790,000	1,884,897
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	30,000	30,153
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	1,390,000	1,484,997
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	80,000	79,830
Coeur d’Alene Mines Corp., Senior Notes	7.875%	2/1/21	1,670,000	1,772,288	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	510,000	536,775	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	720,000	744,300	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,000,000	2,167,500	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,570,000	1,601,400	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,100,000	1,984,000	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	800,000	738,000	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,320,000	1,306,800
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	800,000	804,000	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	1,050,000	1,149,750	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,160,000	1,302,100	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,210,000	1,312,850	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,840,000	2,017,100	(a)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,240,000	1,267,900	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	610,000	661,850	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	550,000	581,625	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	590,000	557,550	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,700,000	1,670,250
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,220,000	1,326,750
Total Metals & Mining				27,831,078

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — 1.0%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,415,000	$3,816,263
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	980,000	1,063,300
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	204,000	167,280
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	252,000	146,790
Total Paper & Forest Products				5,193,633
Total Materials				55,015,157
Telecommunication Services — 7.3%
Diversified Telecommunication Services — 4.5%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,530,000	1,702,125	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	380,000	406,600	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,490,000	2,745,225
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	610,000	681,675
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,995,000	2,127,169
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	470,000	465,300	(a)(g)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,530,000	1,711,687
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,430,000	1,565,850
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	450,000	471,375
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	430,000	472,462	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,480,000	1,576,200	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,703,719	3,865,757	(a)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,130,000	4,398,450
Total Diversified Telecommunication Services				22,189,875
Wireless Telecommunication Services — 2.8%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	140,000	153,650
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,680,000	2,753,700
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,855,000	5,813,862
Sprint Nextel Corp.	6.000%	12/1/16	180,000	195,750
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	2,470,000	3,059,713	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,480,000	1,631,700
Total Wireless Telecommunication Services				13,608,375
Total Telecommunication Services				35,798,250
Utilities — 5.9%
Electric Utilities — 1.7%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	3,920,000	4,341,400
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	367,575	405,251

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	17

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,570,000	$2,807,725
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	691,613	677,781	(f)
Total Electric Utilities				8,232,157
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	85,114
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,210,000	1,312,850
Total Gas Utilities				1,397,964
Independent Power Producers & Energy Traders — 3.9%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,080,000	1,134,000
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	180,000	198,000	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,305,000	1,455,075	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	220,000	5,500	(f)
Energy Future Intermediate Holding Co. LLC/FIH Finance Inc., Secured Notes	11.750%	3/1/22	2,600,000	3,003,000	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	630,000	666,225	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,260,000	1,434,825
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,570,000	1,675,975	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	3,190,000	3,469,125	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	4,573,000	5,133,192
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	159,687	178,850
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	809,639	922,988
Total Independent Power Producers & Energy Traders				19,276,755
Total Utilities				28,906,876
Total Corporate Bonds & Notes (Cost — $396,962,286)				423,252,411
Collateralized Mortgage Obligations — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $596,569)	2.410%	4/20/35	884,686	728,239	(g)
Collateralized Senior Loans — 3.0%
Consumer Discretionary — 1.2%
Hotels, Restaurants & Leisure — 1.1%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	1,365,675	1,420,302	(i)
Equinox Fitness Clubs, First Lien Term Loan	9.750%	5/16/20	1,170,000	1,199,250	(i)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,420,000	2,631,750	(i)
Total Hotels, Restaurants & Leisure				5,251,302
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	560,000	545,160	(i)
Total Consumer Discretionary				5,796,462

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 0.6%
Food Products — 0.6%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	500,000	$518,750	(i)
H.J. Heinz Co., Bridge Loan	—	11/13/13	2,180,000	2,180,000	(b)(d)(j)
Total Consumer Staples				2,698,750
Energy — 0.2%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	110,000	104,821	(i)
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	890,000	919,084	(i)
Total Energy				1,023,905
Industrials — 0.4%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	1,970,000	2,026,638	(i)
Information Technology — 0.2%
IT Services — 0.2%
CompuCom Systems Inc., Second Lien Term Loan	10.250%	10/4/19	1,120,000	1,148,000	(i)
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien New Term Loan	9.750%	4/30/20	890,000	932,275	(i)
Telecommunication Services — 0.2%
Wireless Telecommunication Services — 0.2%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	1,131,292	1,168,059	(i)
Total Collateralized Senior Loans (Cost — $14,020,272)				14,794,089

			Shares
Common Stocks — 3.2%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			78,199	156,398	*(b)(d)
Energy — 0.6%
Energy Equipment & Services — 0.6%
KCAD Holdings I Ltd.			251,930,724	3,086,907	*(b)(d)
Financials — 2.0%
Diversified Financial Services — 0.6%
Citigroup Inc.			58,919	2,606,577
Real Estate Management & Development — 1.4%
Realogy Holdings Corp.			141,806	6,911,624	*(b)(d)
Total Financials				9,518,201

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	19

Western Asset High Income Opportunity Fund Inc.

Security		Shares	Value
Industrials — 0.6%
Building Products — 0.0%
Nortek Inc.		1,048	$ 74,785	*
Marine — 0.6%
DeepOcean Group Holding AS		97,019	1,923,753	*(b)(d)
Horizon Lines Inc., Class A Shares		686,277	960,788	*
Total Marine			2,884,541
Total Industrials			2,959,326
Total Common Stocks (Cost — $13,270,193)			15,720,832

	Rate
Convertible Preferred Stocks — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost — $240,000)	6.000%	9,600	201,120
Preferred Stocks — 1.9%
Consumer Discretionary — 0.0%
Automobiles — 0.0%
Escrow GCB General Motors		31,700	0	*(b)(c)(d)
Escrow GCB General Motors		2,200	0	*(b)(c)(d)
Escrow GCB General Motors		10,100	0	*(b)(c)(d)
Escrow GCB General Motors		900	0	*(b)(c)(d)
Total Consumer Discretionary			0
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Sanchez Energy Corp., Series B	6.500%	23,500	1,241,496	(a)
Financials — 1.6%
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%	190,415	5,179,288	(g)
Diversified Financial Services — 0.5%
Citigroup Capital XIII	7.875%	85,025	2,430,865	(g)
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%	37,200	120,900	*(d)(g)
Total Financials			7,731,053
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%	4,107	453,823	(a)(b)(d)(g)
Total Preferred Stocks (Cost — $9,425,746)			9,426,372

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Western Asset High Income Opportunity Fund Inc.

Security		Expiration Date	Notional Amount†	Value
Purchased Options — 0.0%
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.HY.19 Index, Put @ $101.00 (Cost — $154,760)		5/15/13	10,600,000	$ 39,538

			Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	1,974	239,841	*
Jack Cooper Holdings Corp.		5/6/18	921	111,901	*
SemGroup Corp.		11/30/14	9,492	260,935	*(d)
Total Warrants (Cost — $50,353)				612,677
Total Investments before Short-Term Investments (Cost — $434,720,179)				464,775,278

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 2.7%
Repurchase Agreements — 2.7%
Barclays Capital Inc., repurchase agreement dated 3/28/13; Proceeds at maturity — $13,200,161; (Fully collateralized by U.S. government obligations, 1.000% due 8/31/16; Market value — $13,464,000) (Cost — $13,200,000)	0.110%	4/1/13	13,200,000	13,200,000
Total Investments — 97.2% (Cost — $447,920,179#)				477,975,278
Other Assets in Excess of Liabilities — 2.8%				13,715,198
Total Net Assets — 100.0%				$491,690,476

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(c)	Value is less than $1.
(d)	Illiquid security.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	The coupon payment on these securities is currently in default as of March 31, 2013.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	21

Western Asset High Income Opportunity Fund Inc.

(j)	All or a portion of this loan is unfunded as of March 31, 2013. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

EUR  — Euro

Schedule of Written Options

Security	Expiration Date	Strike Price	Notional Amount[1]†	Value
Credit default swaption with Credit Suisse to sell protection on Markit CDX.NA.HY.19 Index, Put	5/15/13	$98.00	10,600,000	$ 13,992
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.HY.19 Index, Call	5/15/13	103.00	10,600,000	132,636
Total Written Options (Premiums received — $142,040)				$ 146,628

1

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2013

Assets:
Investments, at value (Cost — $447,920,179)	$477,975,278
Foreign currency, at value (Cost — $72,533)	71,490
Cash	1,838,679
Interest and dividends receivable	10,356,427
Receivable for securities sold	5,636,133
Deposits with brokers for swap contracts	1,690,000
Unrealized appreciation on forward foreign currency contracts	551,362
Prepaid expenses	14,398
Total Assets	498,133,767

Liabilities:
Payable for securities purchased	4,097,556
Swaps, at value (net premiums received — $137,981)	1,766,860
Investment management fee payable	332,997
Written options, at value (premiums received — $142,040)	146,628
Payable for open swap contracts	62,590
Directors’ fees payable	2,764
Accrued expenses	33,896
Total Liabilities	6,443,291
Total Net Assets	$491,690,476

Net Assets:
Par value ($0.001 par value; 75,699,559 shares issued and outstanding; 500,000,000 shares authorized)	$ 75,700
Paid-in capital in excess of par value	547,293,803
Overdistributed net investment income	(884,651)
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(83,761,374)
Net unrealized appreciation on investments, written options, swap contracts and foreign currencies	28,966,998
Total Net Assets	$491,690,476

Shares Outstanding	75,699,559

Net Asset Value	$6.50

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	23

Statement of operations (unaudited)

For the Six Months Ended March 31, 2013

Investment Income:
Interest	$19,118,480
Dividends	305,432
Less: Foreign taxes withheld	(534)
Total Investment Income	19,423,378
Expenses:
Investment management fee (Note 2)	1,924,648
Transfer agent fees	43,116
Directors’ fees	36,888
Stock exchange listing fees	29,675
Shareholder reports	25,904
Audit and tax	23,755
Legal fees	22,172
Insurance	5,296
Custody fees	1,913
Miscellaneous expenses	6,327
Total Expenses	2,119,694
Net Investment Income	17,303,684
Realized and Unrealized Gain (Loss) on Investments, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	7,114,168
Written options	316,348
Swap contracts	(1,999,950)
Foreign currency transactions	(702,111)
Net Realized Gain	4,728,455
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	14,342,429
Written options	170,509
Swap contracts	(713,371)
Foreign currencies	749,131
Change in Net Unrealized Appreciation (Depreciation)	14,548,698
Net Gain on Investments, Written Options, Swap Contracts and Foreign Currency Transactions	19,277,153
Increase in Net Assets From Operations	$36,580,837

See Notes to Financial Statements.

24	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2013 (unaudited) and the Year Ended September 30, 2012	2013	2012

Operations:
Net investment income	$ 17,303,684	$ 37,218,724
Net realized gain	4,728,455	2,440,949
Change in net unrealized appreciation (depreciation)	14,548,698	36,047,505
Increase in Net Assets From Operations	36,580,837	75,707,178

Distributions to Shareholders From (Note 1):
Net investment income	(18,642,867)	(38,133,286)
Decrease in Net Assets From Distributions to Shareholders	(18,642,867)	(38,133,286)

Fund Share Transactions:
Reinvestment of distributions (137,988 and 383,028 shares issued, respectively)	877,505	2,326,384
Increase in Net Assets From Fund Share Transactions	877,505	2,326,384
Increase in Net Assets	18,815,475	39,900,276

Net Assets:
Beginning of period	472,875,001	432,974,725
End of period*	$491,690,476	$472,875,001
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(884,651)	$454,532

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	25

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2013[1,2]	2012[1]	2011[1]	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$6.26	$5.76	$6.10	$5.70	$5.59	$7.03

Income (loss) from operations:
Net investment income	0.23	0.49	0.50	0.56	0.60	0.59
Net realized and unrealized gain (loss)	0.26	0.52	(0.31)	0.45	0.12	(1.46)
Total income (loss) from operations	0.49	1.01	0.19	1.01	0.72	(0.87)

Less distributions from:
Net investment income	(0.25)	(0.51)	(0.53)	(0.61)	(0.61)	(0.57)
Total distributions	(0.25)	(0.51)	(0.53)	(0.61)	(0.61)	(0.57)

Net asset value, end of period	$6.50	$6.26	$5.76	$6.10	$5.70	$5.59

Market price, end of period	$6.37	$6.65	$5.78	$6.27	$5.82	$4.34
Total return, based on NAV[3,4]	7.92%	18.15%	2.81%	18.62%	16.86%	(12.32)%
Total return, based on Market Price[5]	(0.44)%	25.00%	0.37%	19.42%	53.69%	(26.04)%

Net assets, end of period (millions)	$492	$473	$433	$457	$424	$414
Ratios to average net assets:
Gross expenses	0.88%[6]	0.88%	0.89%	0.95%	1.00%	0.91%
Net expenses[7]	0.88 [6]	0.88	0.89	0.95	1.00	0.91
Net investment income	7.19 [6]	8.17	7.98	9.47	12.84	9.03

Portfolio turnover rate	25%	53%	68%	96%	71%	54%

1	Per share amounts have been calculated using the average shares method.
2	For the six months ended March 31, 2013 (unaudited).
3

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	Annualized.
7	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

26	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	27

Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$419,256,261	$3,996,150		$423,252,411
Collateralized mortgage obligations	—	728,239	—		728,239
Collateralized senior loans	—	14,794,089	—		14,794,089
Common stocks:
Consumer discretionary	—	—	156,398		156,398
Energy	—	—	3,086,907		3,086,907
Financials	$ 2,606,577	6,911,624	—		9,518,201
Industrials	1,035,573	—	1,923,753		2,959,326
Convertible preferred stocks	201,120	—	—		201,120
Preferred stocks:
Consumer discretionary	—	—	0	*	0	*
Industrials	—	453,823	—		453,823
Other preferred stocks	8,972,549	—	—		8,972,549
Purchased options	—	39,538	—		39,538
Warrants	—	612,677	—		612,677
Total long-term investments	$12,815,819	$442,796,251	$9,163,208		$464,775,278
Short-term investments†	—	13,200,000	—		13,200,000
Total investments	$12,815,819	$455,996,251	$9,163,208		$477,975,278
Other financial instruments:
Forward foreign currency contracts	—	551,362	—		551,362
Total	$12,815,819	$456,547,613	$9,163,208		$478,526,640

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$ 146,628	—	$ 146,628
Credit default swaps on credit indices — buy protection‡	—	1,766,860	—	1,766,860
Total	—	$ 1,913,488	—	$ 1,913,488

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

*  Value is less than $1.

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	29

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Common Stocks			Preferred Stocks
Investments In Securities	Corporate Bonds & Notes	Consumer Discretionary	Energy	Industrials	Consumer Discretionary		Warrants	Total
Balance as of September 30, 2012	$ 4,899,929	$156,398	$2,738,739	$1,760,905	$ 0	*	$ 27,590	$ 9,583,561
Accrued premiums/discounts	12,581	—	—	—	—		—	12,581
Realized gain (loss)[1]	(99,330)	—	—	—	—		—	(99,330)
Change in unrealized appreciation/(depreciation)[2]	647,661	—	348,168	162,848	—		42,765	1,201,442
Purchases	199,381	—	—	—	—		—	199,381
Sales	(2,609,487)	—	—	—	—		(70,355)	(2,679,842)
Transfers into Level 3[3]	945,415	—	—	—	—		—	945,415
Transfers out of Level 3	—	—	—	—	—		—	—
Balance as of March 31, 2013	$ 3,996,150	$156,398	$3,086,907	$1,923,753	$ 0	*	—	$ 9,163,208
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2013[2]	$ 640,033	—	$ 348,168	$ 162,848	—		—	$ 1,151,049

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1               This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2               This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3               Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

*             Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the

30	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	31

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously

32	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2013, the Fund did not hold any credit default swaps to sell protection.

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	33

For average notional amounts of swaps held during the six months ended March 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

34	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	35

be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $1,913,488. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of March 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,690,000, which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after

36	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	37

the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Assets and Liabilities under Directors’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of March 31, 2013, the Fund had accrued $2,744 as deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$114,841,880
Sales	125,490,993

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$38,832,072
Gross unrealized depreciation	(8,776,973)
Net unrealized appreciation	$30,055,099

38	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended March 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of September 30, 2012	$ 40,748,400	$ 187,516
Options written	75,000,000	436,040
Options closed	—	—
Options exercised	(30,974,200)	(165,168)
Options expired	(63,574,200)	(316,348)
Written options, outstanding as of March 31, 2013	$ 21,200,000	$ 142,040

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	Citibank, N.A.	6,033,937	$7,736,875	5/16/13	$433,692
Euro	Royal Bank of Scotland PLC	1,706,017	2,187,501	5/16/13	117,670
Net unrealized gain on open forward foreign currency contracts					$551,362

At March 31, 2013, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas			5.000%
(Markit CDX.NA.HY.17 Index)	$ 2,880,000	12/20/16	quarterly	$ (165,228)	$ 63,573	$ (228,801)
BNP Paribas			5.000%
(Markit CDX.NA.HY.17 Index)	1,632,000	12/20/16	quarterly	(93,629)	37,591	(131,220)
Morgan Stanley & Co. Inc.			5.000%
(Markit CDX.NA.HY.17 Index)	3,360,000	12/20/16	quarterly	(192,765)	80,619	(273,384)
Bank of America Securities LLC			5.000%
(Markit CDX.NA.HY.18 Index)	475,200	6/20/17	quarterly	(24,344)	2,138	(26,482)
Barclays Capital Inc.			5.000%
(Markit CDX.NA.HY.18 Index)	2,574,000	6/20/17	quarterly	(131,861)	29,118	(160,979)
Barclays Capital Inc.			5.000%
(Markit CDX.NA.HY.18 Index)	2,871,000	6/20/17	quarterly	(147,075)	14,930	(162,005)
BNP Paribas			5.000%
(Markit CDX.NA.HY.18 Index)	3,762,000	6/20/17	quarterly	(192,719)	143,781	(336,500)
BNP Paribas			5.000%
(Markit CDX.NA.HY.19 Index)	10,600,000	12/20/17	quarterly	(434,197)	(313,750)	(120,447)

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	39

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas			5.000%
(Markit CDX.NA.HY.19 Index)	$ 4,700,000	12/20/17	quarterly	$ (192,521)	$ (100,498)	$ (92,023)
BNP Paribas			5.000%
(Markit CDX.NA.HY.19 Index)	4,700,000	12/20/17	quarterly	(192,521)	(95,483)	(97,038)
Total	$37,554,200			$ (1,766,860)	$ (137,981)	$ (1,628,879)

1         If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2         The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3         The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†       Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2013.

ASSET DERIVATIVES1

	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	$39,538	$ 39,538
Forward foreign currency contracts	$551,362	—	551,362
Total	$551,362	$39,538	$590,900

40	Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES1

Credit Risk
Written options	$ 146,628
Swap contracts[3]	1,766,860
Total	$1,913,488

1         Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2         Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

3         Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$ (603,284)	$ (603,284)
Written options	—	316,348	316,348
Swap contracts	—	(1,999,950)	(1,999,950)
Forward foreign currency contracts	$(716,692)	—	(716,692)
Total	$(716,692)	$(2,286,886)	$ (3,003,578)

1         Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$ 95,531	$ 95,531
Written options	—	170,509	170,509
Swap contracts	—	(713,371)	(713,371)
Forward foreign currency contracts	$757,431	—	757,431
Total	$757,431	$ (447,331)	$ 310,100

1         The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

Western Asset High Income Opportunity Fund Inc. 2013 Semi-Annual Report	41

During the six months ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 116,667
Written options	165,973
Forward foreign currency contracts (to sell)	9,988,432

Average Notional Balance
Credit default swap contracts (to buy protection)	$32,322,743

5. Distributions subsequent to March 31, 2013

On February 14, 2013, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0390 per share, payable on March 22, 2013, April 26, 2013 and May 31, 2013 to shareholders of record on March 15, 2013, April 19, 2013 and May 24, 2013, respectively. The April and May record date distributions were made subsequent to the period end of this report.

On May 17, 2013, the Board declared three distributions, each in the amount of $0.0390 per share, payable on June 28, 2013, July 26, 2013 and August 30, 2013 to shareholders of record on June 10, 2013, July 19, 2013 and August 23, 2013, respectively.

6. Capital loss carryforward

As of September 30, 2012, the Fund had the following net capital loss carryforwards remaining:

Date of Expiration	Amount
No Expiration	$ (3,981,308)*
9/30/2016	(855,375)
9/30/2017	(21,593,145)
9/30/2018	(49,024,877)
9/30/2019	(11,684,123)
$(87,138,828)

*       Under the regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

42	Western Asset High Income Opportunity Fund Inc.

Commodity exchange act regulation exclusion (unaudited)

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Western Asset High Income Opportunity Fund Inc.	43

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Income Opportunity Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London” and, together with Western Asset, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2012, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

44	Western Asset High Income Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London

Western Asset High Income Opportunity Fund Inc.	45

helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

In evaluating the nature, extent and quality of the investment advisory and other services provided, and which are expected to be provided, to the Fund pursuant to the Management Agreement and the Sub-Advisory Agreements, the Board inquired as to any impact on the Fund’s operations of significant changes in the senior management of the Manager and Legg Mason and other personnel providing services to the Fund during the past two years to the date of the Contract Renewal Meeting, including the resignation of Legg Mason’s Chief Executive Officer (“CEO”). At the Contract Renewal Meeting, the interim CEO and other senior representatives of Legg Mason and the Manager discussed these changes with the Board and assured the Board that such changes have not resulted, and are not expected in the future to result, in any diminution in the nature, extent or quality of services provided to the Fund and that the Board of Directors of Legg Mason had undertaken a search for a permanent CEO. In addition, the Board inquired as to published reports speculating that control of Legg Mason, the Manager or certain affiliates of Legg Mason, including the Sub-Advisers, might change. The senior representatives of Legg Mason discussed these published reports with the Board, confirming Legg Mason’s continuing commitment to its current business model and its affiliations with the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the

46	Western Asset High Income Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund’s performance against its benchmarks and its peer funds as selected by Lipper. The Performance Universe consisted of seven funds for the 1-year period ended June 30, 2012 and five funds for each of the 3-, 5- and 10-year periods ended such date.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2012 was ranked third among the funds in the Performance Universe for that period. The Lipper Information further showed that the Fund’s performance for the 3-year period ended June 30, 2012 was ranked first (i.e., best) among the funds in the Performance Universe for that period and that the Fund’s performance for each of the 5- and 10-year periods ended June 30, 2012 was ranked third among the funds in the Performance Universe. The Fund’s performance for each of the 1-, 3-, 5- and 10-year periods was at or better than the median performance for the funds in the Performance Universe for that period. In assessing the Fund’s performance, the Board noted, among other things, that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the

Western Asset High Income Opportunity Fund Inc.	47

Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other non-leveraged high yield closed-end funds, as classified by Lipper. The seven funds in the Expense Universe had net common share assets ranging from $49.0 million to $687.6 million. One of the Expense Universe funds was larger than the Fund and five were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on both a contractual basis and an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) ranked third among the funds in the Expense Universe and was at or better than the Expense Universe median for that expense component. The Fund’s actual total expenses ranked second among the funds in the Expense Universe and was better than the Expense Universe median for that expense component. The Board considered that the small number of funds in the Expense Universe, which included three other Legg Mason Closed-end Funds managed by Western Asset, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

48	Western Asset High Income Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2012 and March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for Western Asset London are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had declined by 2 percent during the period covered by the analysis. The Board did not consider profitability to be such as to support a determination against continuation of the Management Agreement and Sub-Advisory Agreements but determined that profitability to the Manager in providing services to the Fund merited continued monitoring at its current level.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

Western Asset High Income Opportunity Fund Inc.	49

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

50	Western Asset High Income Opportunity Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Opportunity Fund Inc. was held on January 25, 2013 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	54,911,449	1,266,399
William R. Hutchinson	55,147,183	1,030,665
Riordan Roett	54,867,699	1,310,149

At March 31, 2013, in addition to Leslie H. Gelb, William R. Hutchinson and Riordan Roett, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
R. Jay Gerken
Eileen A. Kamerick*
Jeswald W. Salacuse

*  Effective February 1, 2013, Ms. Kamerick became a Director.

Western Asset High Income Opportunity Fund Inc.	51

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a

52	Western Asset High Income Opportunity Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

Western Asset

High Income Opportunity Fund Inc.

Directors	Western Asset High Income Opportunity Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Eileen A. Kamerick*	Subadvisers	New York, NY 10017
Riordan Roett	Western Asset Management Company
Jeswald W. Salacuse	Western Asset Management Company Limited	New York Stock Exchange Symbol
HIO
Officers	Custodian
R. Jay Gerken	State Street Bank and Trust Company
President and Chief Executive Officer	1 Lincoln Street
Richard F. Sennett	Boston, MA 02111
Principal Financial Officer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
Vanessa A. Williams	6201 15th Avenue
Identity Theft Prevention Officer	Brooklyn, NY 11219
Robert I. Frenkel
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

*  Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

WAS04035 5/13 SR13-1923

ITEM 2.                                                  CODE OF ETHICS.

Not applicable.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                                                  INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a) (1)    Not applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset High Income Opportunity Fund Inc.

Date:	May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset High Income Opportunity Fund Inc.

Date:	May 24, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset High Income Opportunity Fund Inc.

Date:	May 24, 2013